                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 8, 2005
                                                         -----------------

                                   WHX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                             1-2394                 13-3768097
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)

    110 East 59th Street, New York, New York                      10022
--------------------------------------------------------------------------------
 (Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (212) 355-5200
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement
               ------------------------------------------

On  September  8,  2005,  Handy  &  Harman,  a  wholly-owned  subsidiary  of WHX
Corporation  (the  "Company"),  and  certain  of Handy &  Harman's  subsidiaries completed the assignment of its approximately  $70.6 million Tranche B term loan from  Canpartners  Investments  IV,  LLC,  as agent,  and the  existing  lenders thereto,  to Steel Partners II, L.P., as agent and lender.  Substantially all of the terms and conditions of the Tranche B term loan continue without  amendment.
Steel  Partners II, L.P. is the  beneficial  holder of  5,029,793  shares of the
Company's  common  stock,  representing  approximately  50% of  the  outstanding shares.  Warren Lichtenstein,  the sole executive officer and managing member of
Steel Partners,  L.L.C.,  the general partner of Steel Partners II, L.P., is the
Chairman of the Board of the Company.

In  addition,  on  September  8,  2005,  Handy  &  Harman  and  certain  of  its subsidiaries  entered into  Amendment  No. 5 to its loan and security  agreement with Wachovia Bank, National  Association as agent. This amendment provides for, among other  things,  (i) the revision of the  calculation  of components of the borrowing base which results in an increase in  availability  in the approximate amount of $1 million and (ii) the increase of the current  outstanding amount of the term loan to $22.15 million from approximately $16.4 million.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WHX CORPORATION

Dated: September 13, 2005              By: /s/ Robert Hynes
                                           -------------------------------------
                                           Name:  Robert Hynes
                                           Title: Chief Financial Officer